UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 15, 2012

Brekford Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52719	20-4086662
(Commission File Number)	(IRS Employer Identification No.)

7020 Dorsey Road,  Hanover, Maryland 21076
(Address of Principal Executive Offices)(Zip Code)

(443) 557-0200
(Registrant’s Telephone Number, Including Area Code)

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)-(b)

At the Annual Meeting of Stockholders of Brekford Corp. (the “Company”) held on June 15, 2012, the Company’s stockholders voted on the election of four director nominees named in the Company’s definitive proxy statement on Schedule 14A to serve until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1).  This proposal was submitted to a vote through the solicitation of proxies.  The results of the vote on this proposal are as follows:

Director Nominee	For	Withheld	Abstain	Broker Non-Votes
Jessie Lee, Jr.	24,757,460	6,500	-	-
Douglas DeLeaver	24,757,460	6,500	-	-
C.B. Brechin	24,758,960	5,000	-	-
Scott Rutherford	24,757,460	6,500	-	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREKFORD CORP.

By:	/s/ C.B. Brechin
Name: C.B. Brechin
Title: Chief Executive Officer and Chief Financial Officer